Exhibit 99.2

Long Island's Premier Community Bank www.astoriafederal.com Lehman Brothers Financial Services Conference New York, New York September 9, 2003

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.3 billion in assets $11.3 billion in deposits, 51% low-cost core deposits(1) 9% deposit market share in Long Island market - 3rd largest, just behind Chase and Citibank Serves 700,000 customers/consumers Book value per common share(2): $19.49 Tangible book value per common share(3): $17.05 Insider & ESOP stock ownership: 16% $2.5 billion market cap All figures in this presentation are as of June 30, 2003 and all market data and IBES consensus are as of August 28, 2003, except as noted. NYSE: AF

Retail ESOP Officers & Directors Institutions East 22 10 6 62 West North Ownership Profile June 30, 2003 Shares Outstanding: 80,672,623

Our formula for enhancing shareholder value is simple and has been proven successful! Retail Banking - Premier community bank on Long Island Full service provider of financial services and products Keen focus on customer service - Anytime/Anywhere banking, 24/7! - Extended hours, Saturday & Sunday banking Multi-channel distribution network- branches, ATMs, telephone and Internet Mortgage Lending - Portfolio lender, not a mortgage banker Single Family, Multifamily and Commercial Real Estate Expertise Top Quality - Low Credit Risk Lending Operating Efficiency Focus on core businesses: Execution excellence is key!

Retail Banking/Market Penetration

Leading Retail Banking Franchise $11.3 billion in deposits, 86 banking office network Low cost/stable source of funds - average rate: 2.02% Core Deposits represent 51% of Deposits, or $5.8 billion Checking accounts of $1.5 billion, or 26% of core deposits Pro-active sales culture Banking offices with high average deposits Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $132 Million Westchester Offices (3) - Average Deposits of $126 Million Alternative delivery channels - ATMs, telephone and Internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #3- all financial institutions

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC Deposit Market Share Report. Data as of 6/30/02, most recent available, adjusted for pending acquisitions. (Dollars in millions) Growth Market Average Institution Deposits 06/01-06/02 Share Branches Deposits 1. Chase $19,487 $2,544 16% 149 $131 2. Citigroup 15,676 (506) 13 142 110 3. ASTORIA 10,878 603 9 83 131 4. GreenPoint 9,371 84 8 61 154 5. North Fork 8,932 1,061 7 132 68 6. HSBC 8,642 194 7 93 92 7. NY Community/RSLN 8,244 828 7 103 80 8. Washington Mutual 7,914 (1,212) 7 73 108 Total - Core Market $ 122,391 1,372 The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

($ in millions) Suffolk Institution Total Share Branches 1. Chase $4,177 17% 35 2. North Fork 3,823 16 54 3. Citigroup 2,428 10 29 4. Astoria 2,358 10 25 5. Fleet 1,755 7 33 Total $24,735 383 ($ in millions) Brooklyn Institution Total Share Branches 1. Chase $5,069 19% 40 2. HSBC 3,421 13 27 3. Wamu 3,374 12 19 4. Citigroup 3,156 12 25 5. GreenPoint 2,492 9 15 Astoria (#7) 1,522 6 12 Total $27,233 247 Well Positioned in Key Markets ($ in millions) Nassau . Institution Total Share Branches 1. Citigroup $6,318 16% 58 2. Chase 5,094 13 32 3. GreenPoint 3,858 10 21 4. Astoria 3,825 10 29 5. NYB/RSLN 3,536 9 36 Total $38,574 411 Source: FDIC Deposit Market Share Report. Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $5,147 16% 42 2. Citigroup 3,774 12 30 3. Astoria 3,172 10 17 4. NYB/RSLN 3,016 9 34 5. North Fork 2,506 8 35 Total $31,849 331 Data as of 6/30/02, most recent available, adjusted for pending acquisitions.

Money Market Savings Now/Demand Retail CD's East 12 26 13 49 Deposit Composition Total - $11.3 Billion 51% Core or $5.8 Billion At June 30, 2003 $5.5B @ 3.67% $1.4B @ 0.72% $2.9B @ 0.50% $1.5 B @ 0.14% Average Rate: 2.02%

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach using a "Financial Needs Analysis Profile" Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team 2002 results exceeded expectations

Checking Account Growth 2Q00 2Q01 2Q02 2Q03 Personal 879 988 1114 1315 Business 75 102 148 196 ($ in millions) CAGR = 17% $954 $1,090 $1,262 $1,511

Mortgage Lending Growth Asset Quality Trends

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 19 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards.

1-4 Family Mortgage Loan Originations 1999 2000 2001 2002 1H03 Retail 1233 372 683 1154 741 Broker 1763 1157 1827 1838 1395 Correspondent 418 837 1427 1535 698 By Delivery Channel $2.4B $4.5B (In Millions) $3.9B $3.4B $2.8B

1-4 Family Mortgage Loan Originations By Product Type 1999 2000 2001 2002 1H03 3/1 ARM 352.8 299.8 578 1211 381 5/1 ARM 632.9 1307 2122 2040 1611 Other ARM 1260.4 484 737 719 442 Other 1167.8 279.2 500 556 411 $2.4B $3.9B $4.5B (In Millions) $3.4B $2.8B

Solid and growing Multifamily/CRE portfolio $2.6 billion in portfolio - Average yield 7.60% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million All loans in local market Portfolio target: 25% of total loan portfolio by year-end 2003 Multifamily/Commercial Real Estate Lending Note: LTV is based on current principal balances and original appraised values.

1999 2000 2001 2002 1H03 Multifamily 231.7 204.9 413.5 750.2 490.4 CRE 82.1 109.5 178.2 260 158.2 Multifamily/Commercial Real Estate Originations (In Millions) $314.5 $591.8 Originations include mixed use property loans. Average loan balance outstanding is < $1 million. All loans originated in local market. $1,010.2 $313.8 $648.6

Asset Quality

Minimal credit risk Conservative underwriting, top quality loans, low LTVs No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 232% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 6 16 4 74 Low Credit Risk Loan Portfolio Composition At June 30, 2003 Excludes loans held for sale; LTV based on current principal balance and original appraised value. Average LTV: 63.1% Total Portfolio: $12.0 billion Commercial R/E - 6% Average LTV: 63.3% Multifamily - 16% Average LTV: 64.4% One-to-Four Family - 74% Average LTV: 62.8% Home Equity & Other - 4%

NPA to Total Assets vs Peers 1999 2000 2001 2002 2003* All U.S. Thrifts 0.003 0.0032 0.0038 0.0039 0.0042 NY Thrifts 0.003 0.0034 0.0032 0.0038 0.0034 AF 0.0026 0.0018 0.0018 0.0016 0.0016 * Most recent data available for All US Thrifts and NY Thrifts is as of March 31, 2003. AF data is as of June 30, 2003. Source: SNL Financial - Median Ratios.

Net Charge-offs/Average Loans vs. Peers 1999 2000 2001 2002 2003* All U.S. Thrifts 0.0004 0.0004 0.0005 0.0009 0.0005 NY Thrifts 0.0008 0.0006 0.001 0.0011 0.0006 AF 0.0002 0.0001 0.0001 0.0001 0 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended March 31, 2003. AF is for the six months ended June 30, 2003. Source: SNL Financial - Median Ratios.

1-4 Family Delinquency Ratios: AF vs MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 3.63 3.11 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 3.39 2.96 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 1.2 1.31 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans. :

FNMA GNMA & FHLMC FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 2 1 18 79 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 3.0B Held to maturity - $ 5.6B Total $ 8.6B At June 30, 2003 Average Life: 1.8 years

One year gap: +4.65% Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management

Interest Rate Risk Management Borrowings Weighted Avg. Maturing Rate 3Q03 $965 Million 2.63% 4Q03 $800 Million 5.81% 1Q04 $2.8 Billion 4.97% 2Q04 $500 Million 5.80% Total $5.1 Billion 4.74% Liability repricing opportunities within the next 12 months: CD's Weighted Avg. Maturing Rate 3Q03 $725 Million 2.08% 4Q03 $660 Million 2.74% 1Q04 $752 Million 2.84% 2Q04 $574 Million 2.76% Total $2.7 Billion 2.59%

Balance Sheet Repositioning

Balance Sheet Repositioning (In Billions) 12/31/99 6/30/03 12/31/99 6/30/03 Loans MBS vs.

Balance Sheet Composition Loans MBS Other East 45 41 14 West North Loans MBS Other East 54 39 7 West North December 31, 1999 June 30, 2003 Other Loans Other MBS Loans MBS Total Assets: $22.7 Billion Total Assets: $22.3 Billion

Loan Mix 1-4 Family Mulitfamily/CRE Other East 88 10 2 West North 1-4 Family Mulitfamily/CRE Other East 74 22 4 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 1-4 Family: $9.0 Billion* Multifamily/CRE: $1.0 Billion* Other: $0.2 Billion* Total Loans: $10.3 Billion December 31, 1999 June 30, 2003 1-4 Family: $8.9 Billion* Multifamily/CRE: $2.6 Billion* Other: $0.5 Billion* Total Loans: $12.0 Billion * Excludes net unamortized premium/net deferred loan costs. Excludes loans held for sale.

Balance Sheet Repositioning (In Billions) 12/31/99 6/30/03 12/31/99 6/30/03 vs. Deposits Borrowings

Balance Sheet Composition Borrowings Deposits Equity Other East 51 42 5 2 West North Borrowings Deposits Equity Other East 41 51 7 1 West North December 31, 1999 June 30, 2003 Equity Borrowings Equity Deposits Borrowings Total Liabilities & Equity: $22.7 Billion Other Deposits Other Total Liabilities & Equity: $22.3 Billion

Deposit Composition Core CD's East 48 52 West North Core CD's East 52 48 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 51% Core - $5.8 Billion Total Deposits - $11.3 Billion Average rate: 2.02% 48% Core - $4.6 Billion Total Deposits - $9.6 billion Average Rate: 3.94% December 31, 1999 June 30, 2003

Superior Operating Efficiency

Efficiency Ratio(4) 1999 2000 2001 2002 2003* All U.S. Thrifts 64.45 63.68 64.25 63.07 63.94 NY Thrifts 64.27 61.37 63.21 58.02 61.06 AF 32.31 33.71 32.68 34.25 39.52 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended March 31, 2003. AF is for the six months ended June 30, 2003. Source: SNL Financial - Median Ratios

Financial Results and Trends

Financial Highlights Diluted earnings per common share Return on average assets Return on average equity Return on average tangible equity(5) Annualized dividend yield - 2.80%* Shares repurchased - 2.5 million shares 2Q03; 4.7 million shares 1H03 Ninth repurchase program underway - 10 million shares authorized - 4.9 million common shares remain for repurchase** Moody's upgraded outlook from stable to positive * As of August 28, 2003 ** As of July 15, 2003 $0.64 $1.33 0.88% 0.94% 13.27% 13.94% 15.09% 15.84% 2Q03 1H03

1997 1998 1999 2000 2001 2002 1H03 Stock Repurchased 86 102 262 346 636 846 965 Dividends 24 57 106 155 210 275 307 Cumulative Cash Returned to Shareholders (In Millions) $110 $159 $368 $846 $1,121 $501 Over $1.2 billion returned to shareholders in the past 6+ years $1,272

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Goodwill Claim Update

Why Invest in Astoria Financial? Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Financial Performance 14% CAGR in EPS since 1994 20% CAGR in stock price since 1994 Over $1.2 billion returned to shareholders in the past 6+ years Superior operating efficiency Well capitalized Active stock repurchase program

Price 2004 Implied Deposit 08/28/03 P/E* Price/ TBV Premium GreenPoint $33.57 8.6x 2.8x 24% Charter One 31.13 10.5 2.4 15 Astoria Financial 31.41 10.8 1.8 10 Dime Community 24.00 10.9 3.0 19 Bank North 27.85 11.5 3.4 18 Golden West 85.78 11.8 2.4 17 Sovereign 19.32 11.9 3.1 14 Independence 32.74 11.9 2.4 20 New York Community 30.55 11.9 6.3 70 North Fork 33.46 12.0 4.6 28 Staten Island 20.83 13.7 2.2 18 Hudson United 39.59 13.7 5.0 23 Commerce Bancorp 40.27 13.9 2.9 10 Median 11.9x 2.9x 18% Astoria Stock Price at Median Levels $34.75 $49.45 $42.28 Valuation Considerations * IBES as of 08/28/03

Addendum AF: A Record of Enhancing Shareholder Value

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate returns in mid-teen range Enhance shareholder value $22.3 billion in assets 0.16% NPA/total assets 39.52% efficiency ratio(4) year to date Origination network now covers 19 states 15.84% return on average tangible equity year to date 403% stock appreciation since IPO* * Through August 28, 2003 1993 IPO objectives The record as of June 30, 2003

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Tangible Book Value/Book Value Growth Dec 31 99 Dec 31 00 Dec 31 01 Dec 31 02 June 30 03 Tangible Book Value 9.47 13.44 15.31 16.53 17.05 Book Value 11.77 15.62 17.48 18.85 19.49 (Dollars per common share)

Footnotes/Glossary Core deposits represent total deposits less time deposits. (2) Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares. (3) Tangible book value per common share represents common stockholders' equity less goodwill divided by outstanding common shares, excluding unallocated ESOP shares. (4) Efficiency ratio represents general and administrative expense divided by the sum of net interest income plus non-interest income. (5) Average tangible equity represents average equity less average goodwill. NPA - Non-performing assets MBS - Mortgage-backed securities LTV - Loan-to-value CAGR - Compounded annual growth rate

Long Island's Premier Community Bank www.astoriafederal.com